UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

R1 RCM Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of R1 RCM Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Raven Acquisition Holdings, LLC (“Parent”), and Project Raven Merger Sub, Inc. (“Merger Sub”), in which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated July 31, 2024, among the Company, Parent and Merger Sub (the “Merger Agreement”).

This Schedule 14A filing consists of the following documents relating to the Transaction:

•	Form of e-mail distributed by the Company to employees on August 1, 2024

•	Employee FAQ distributed by the Company to employees on August 1, 2024

•	LinkedIn post published by the Company on August 1, 2024

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Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Raven Acquisition Holdings, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Raven Acquisition Holdings, LLC, the Company or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction, including the diversion management’s attention from the Company’s ongoing business operations will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel in light of the Transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xv) competitive responses to the Transaction, including the possibility that competing offers or acquisition proposals for the Company will be made; (xvi) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Company stockholders. The Company, affiliates of the Company and affiliates of each of Clayton, Dubilier & Rice, LLC and TowerBrook Capital Partners L.P. intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the proxy statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail or provide the definitive proxy statement, the Schedule 13E-3 and a proxy card to each Company stockholder entitled to vote at the meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

The Transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction. Information regarding the Company’s directors and executive officers is contained in the “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of R1 RCM Inc., which was filed with the SEC on April 12, 2024 (the “Annual Meeting Proxy Statement”) and will be contained in the proxy statement to be filed by the Company in connection with the Transaction. Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Michael C. Feiner, filed on May 23, 2024; by Agnes Bundy Scanlan, filed on May 23, 2024; by John B. Henneman, III, filed on May 23, 2024; by Anthony R. Tersigni, filed on May 23, 2024; by Jill Smith, filed on May 23, 2024; by Joseph Flanagan, filed on May 23, 2024; by Jeremy Delinsky, filed on May 23, 2024; by David M. Dill, filed on May 23, 2024; by Bradford Kyle Armbrester, filed on May 23, 2024; by Anthony J. Speranzo, filed on May 23, 2024; by Jennifer Williams, filed on June 3, 2024; by John Sparby, filed on June 3, 2024; by Pamela L. Spikner, filed on June 3, 2024; by Lee Rivas, filed on June 3, 2024; and by Kyle Hicok, filed on June 3, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

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Employee E-mail

R1 Team,

We are pleased to share exciting news we believe will help R1 continue its path toward supporting our customers and the healthcare industry through investment in advanced innovation, expert talent and best-in-class solutions. Earlier today, we announced an agreement to be acquired by investment funds affiliated with TowerBrook Capital Partners and Clayton, Dubilier & Rice (CD&R), two leading investment firms, under which R1 will become a private company. R1 has a longstanding history with our partner, TowerBrook, and this exciting milestone for our company demonstrates their confidence in our team and the unmatched scale, technology and value we provide. The press release announcement can be viewed here.

Earlier this year, our Board of Directors formed a special committee of independent directors to evaluate and explore strategic alternatives for R1. Our agreement with TowerBrook and CD&R represents the successful culmination of that process.

TowerBrook has been a significant investor and strategic partner to R1 for many years and shares our vision of being the automation platform of choice for the provider industry. Together with CD&R, they will help us continue to enhance our core operations to drive customer performance and value.

What’s Next

While we are changing owners, our values and care for our customers will remain the same.

We expect this transaction to be completed by the end of the year, subject to customary closing conditions, including receipt of stockholder approval and regulatory approvals. Until then, we will continue to operate as a publicly traded company and it remains business as usual. We will continue to drive financial results and transform the patient experience for the benefit of our customers and their members.

While we are excited about today’s announcement, we recognize that many of you will have questions. Attached to this email is an FAQ to help address some of your immediate questions. We are committed to being transparent as we work through this process, so please share any additional questions you have with your manager.

As always, it is crucial that we speak with one voice. If you are contacted by any media or third parties, please forward all inquiries to Josh Blumenthal at [***].

Each of you continues to play an important role in R1 continuing to be the automation platform of choice for the provider industry. Thank you for your continued hard work and dedication to our company’s goals, commitments and values. I look forward to the many opportunities that today’s announcement will bring to R1.

Lee

Forward-Looking Statements Disclaimer

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Project Raven Merger Sub, Inc. with and into R1 RCM Inc. (the “Company”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Raven Acquisition Holdings, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Raven Acquisition Holdings, LLC, the Company or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction, including the diversion management’s attention from the Company’s ongoing business operations will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel in light of the Transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xv) competitive responses to the Transaction, including the possibility that competing offers or acquisition proposals for the Company will be made; (xvi) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Company stockholders. The Company, affiliates of the Company and affiliates of each of Clayton, Dubilier & Rice, LLC and TowerBrook Capital Partners L.P. intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail or provide the definitive proxy statement, the Schedule 13E-3 and a proxy card to each Company stockholder entitled to vote at the meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of July 31, 2024, among the Company, Raven Acquisition Holdings, LLC and Project Raven Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction. Information regarding the Company’s directors and executive officers is contained in the “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of R1 RCM Inc., which was filed with the SEC on April 12, 2024 (the “Annual Meeting Proxy Statement”) and will be contained in the proxy statement to be filed by the Company in connection with the Transaction. Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Michael C. Feiner, filed on May 23, 2024; by Agnes Bundy Scanlan, filed on May 23, 2024; by John B. Henneman, III, filed on May 23, 2024; by Anthony R. Tersigni, filed on May 23, 2024; by Jill Smith, filed on May 23, 2024; by Joseph Flanagan, filed on May 23, 2024; by Jeremy Delinsky, filed on May 23, 2024; by David M. Dill, filed on May 23, 2024; by Bradford Kyle Armbrester, filed on May 23, 2024; by Anthony J. Speranzo, filed on May 23, 2024; by Jennifer Williams, filed on June 3, 2024; by John Sparby, filed on June 3, 2024; by Pamela L. Spikner, filed on June 3, 2024; by Lee Rivas, filed on June 3, 2024; and by Kyle Hicok, filed on June 3, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

Employee FAQ

1.	Who are TowerBrook Capital Partners and Clayton, Dubilier & Rice and why are they the right partner for R1?

•	TowerBrook Capital Partners and Clayton, Dubilier & Rice (CD&R) are two leading investment firms.

•

R1 has a longstanding history with our partner TowerBrook, and this exciting milestone for our company demonstrates their confidence in our team and the unmatched scale, technology and value we provide.

•	We believe this transaction will better enable R1 to advance our vision of being the automation platform of choice for the provider industry, bringing many opportunities to R1.

2.	What does it mean to become a privately held company? What are the benefits?

•	Until the transaction closes, it remains business as usual and we remain a publicly traded company.

•	Upon completion of the transaction, our shares will no longer trade on Nasdaq.

•	While we are changing owners, our values and care for our customers will remain the same.

3.	What does this transaction mean for employees?

•	We believe the transaction represents the best path forward for R1.

•

The transaction reflects TowerBrook and CD&R’s confidence in our team and the unmatched scale, technology and value we provide, which is a testament to the innovation and commitment of our hard-working employees.

•	This news will have no immediate effect on our day-to-day responsibilities, and we expect to conduct our business as usual.

•	We will continue to drive financial results and transform the patient experience for the benefit of our customers and their members.

4.	What is the timing of this acquisition?

•	We expect this transaction to be completed by the end of the year, subject to customary closing conditions, including receipt of stockholder approval and regulatory approvals.

•	Until then, we will continue to operate as a publicly traded company and it remains business as usual.

5.	Will R1’s strategy, goals, or values change?

•	This announcement is just the first step in the transaction, and it remains business as usual.

•	While we are changing owners, our values and care for our customers will remain the same.

•	We believe the transaction represents the best path forward for R1 and reflects the Company’s position as a leading provider of technology-driven solutions for our customers.

6.	Will R1’s name and logo remain the same?

•	At this time, we do not anticipate any changes to our name or logo.

7.	Will R1’s headquarters change?

•	At this time, we do not anticipate any change to our headquarters.

8.	What does this mean for the management team? Will there be any changes in leadership?

•	Right now, our leadership team is focused on executing our strategy and delivering for customers.

9.	Will my role be impacted? Will there be any layoffs following close? What about between now and close?

•	We believe the transaction represents the best path forward for R1.

•

TowerBrook shares our vision of being the automation platform of choice for the provider industry, and this transaction reflects TowerBrook and CD&R’s confidence in our team and the unmatched scale, technology and value we provide.

•	For the time being, and until closing, it remains business as usual.

•	You should know that TowerBrook is committed to our continued growth and success.

10.	Will there be any impact to the recently integrated Acclara employees?

•	This transaction will have no immediate effect on our day-to-day responsibilities, and for the time being, we expect to conduct our business as usual, which includes Acclara.

11.	Will there be any changes to R1’s remote work policy?

•	At this time, no changes to our remote policy are planned.

12.	What does this mean for our bonuses? What happens to employee benefits, pay, etc.?

•

At this time, we do not anticipate any changes to employee pay or benefits as a result of this transaction. In addition, for one year following the closing, the parties have agreed that R1 will provide each continuing employee with (i) base salary (or hourly wage rate) and annual bonus targets no less than those provided prior to the closing, and (ii) welfare benefits (excluding post-employment or retiree health or welfare, change in control, retention or equity-based benefits) that are substantially comparable in the aggregate to those provided prior to the closing.

13.	I am an owner of R1 shares. What will happen to my stock?

•	After closing, those shares will be paid in cash for $14.30 per share.

14.	I have options. What will happen to these options?

•

After closing, each outstanding option to purchase R1 shares will be cancelled and converted into the right to receive a cash payment equal in value to (A) the total number of R1 shares subject to such option, multiplied by (B) the amount by which $14.30 exceeds the applicable per share exercise price of such option. Any option that has an exercise price per share that is equal to or greater than $14.30 will automatically be cancelled at the closing for no consideration. The cash payment, if applicable, will be paid to you no later than the second regularly scheduled payroll date following the closing of the transaction.

15.	I have restricted stock units (RSUs). What will happen to these RSUs?

•

After closing, each outstanding RSU granted prior to July 31, 2024 will be cancelled and converted into the right to receive a cash payment equal in value to (A) the total number of R1 shares subject to the RSU immediately prior to the closing, multiplied by (B) $14.30. Such cash payment will be paid to you no later than the second regularly scheduled payroll date following the closing of the transaction.

•

Each outstanding RSU granted on or after July 31, 2024 will be cancelled and converted into the right to receive a cash payment equal in value to (A) the total number of R1 shares subject to the RSU immediately prior to the closing, multiplied by (B) $14.30, and will otherwise be subject to the same terms and conditions (including the applicable vesting schedule) as were applicable to the RSU immediately prior to the closing.

16.	I have vested performance based restricted stock units (PBRSUs). What will happen to these vested PBRSUs?

•

Each outstanding PBRSU that is vested at the closing will be cancelled and converted into the right to receive a cash payment equal in value to (A) the total number of R1 shares subject to such vested PBRSU immediately prior to the closing, multiplied by (B) $14.30. Such cash payment will be paid to you no later than the second regularly scheduled payroll date following the closing of the transaction.

17.	I have unvested PBRSUs. What will happen to these unvested PBRSUs?

•

Each outstanding PBRSU that is unvested but that vests in accordance with its terms as a result of the closing of the transaction will be converted into the right to receive a cash payment equal in value to (A) the total number of R1 shares subject to such PBRSU immediately prior to the closing, as determined in accordance with the terms of your PBRSU award, multiplied by (B) $14.30. Each outstanding PBRSU that is unvested and will not vest in accordance with its terms as a result of the closing of the transaction will be cancelled at the closing for no consideration. The cash payment, if applicable, will be paid to you no later than the second regularly scheduled payroll date the closing of the transaction.

18.	I am on an incentive program in which I received options / RSUs / PBRSUs annually. If R1 is no longer a publicly traded company, how will I be compensated?

•	Our long-term incentive program following the transaction will be determined as part of the planning process and we will communicate details at the appropriate time.

19.	What should I say if I’m asked about the transaction by a vendor, customer or other business partner?

•	You can let them know we believe this transaction will enable R1 to advance our vision of being the automation platform of choice for the provider industry.

•	Refer them to our public announcements and filings for more information.

•	Until the transaction closes, we will continue to operate as a publicly traded company and it remains business as usual.

20.	If I have additional questions, who can I ask?

•	We are committed to being as transparent as possible as we work through this process, so please share any additional questions you have with our Investor Relations team.

21.	What if a reporter, influencer or third party reaches out to me for information?

•	As always, it is crucial that we speak with one voice. If you are contacted by any media or third parties, please forward all inquiries to Josh Blumenthal at [***].

Forward-Looking Statements Disclaimer

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Project Raven Merger Sub, Inc. with and into R1 RCM Inc. (the “Company”) (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Raven Acquisition Holdings, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Raven Acquisition Holdings, LLC, the Company or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction, including the diversion management’s attention from the Company’s ongoing business operations will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel in light of the Transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xv) competitive responses to the Transaction, including the possibility that competing offers or acquisition proposals for the Company will be made; (xvi) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Company stockholders. The Company, affiliates of the Company and affiliates of each of Clayton, Dubilier & Rice, LLC and TowerBrook Capital Partners L.P. intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. The Company may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail or provide the definitive proxy statement, the Schedule 13E-3 and a proxy card to each Company stockholder entitled to vote at the meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of July 31, 2024, among the Company, Raven Acquisition Holdings, LLC and Project Raven Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction. Information regarding the Company’s directors and executive officers is contained in the “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of R1 RCM Inc., which was filed with the SEC on April 12, 2024 (the “Annual Meeting Proxy Statement”) and will be contained in the proxy statement to be filed by the Company in connection with the Transaction. Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Michael C. Feiner, filed on May 23, 2024; by Agnes Bundy Scanlan, filed on May 23, 2024; by John B. Henneman, III, filed on May 23, 2024; by Anthony R. Tersigni, filed on May 23, 2024; by Jill Smith, filed on May 23, 2024; by Joseph Flanagan, filed on May 23, 2024; by Jeremy Delinsky, filed on May 23, 2024; by David M. Dill, filed on May 23, 2024; by Bradford Kyle Armbrester, filed on May 23, 2024; by Anthony J. Speranzo, filed on May 23, 2024; by Jennifer Williams, filed on June 3, 2024; by John Sparby, filed on June 3, 2024; by Pamela L. Spikner, filed on June 3, 2024; by Lee Rivas, filed on June 3, 2024; and by Kyle Hicok, filed on June 3, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at ir.r1rcm.com or by contacting the Company’s Investor Relations Team at investorrelations@r1rcm.com.

LinkedIn post regarding the Transaction

[link to https://lnkd.in/eug9wvXQ]